Exhibit 10.4

SECOND AMENDMENT TO PROMISSORY NOTE

THIS SECOND AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made as of this 10h day of May, 2006, by and between Devcon International Corp., a Florida corporation, with headquarters located at 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432 (the “Borrower”), on the one hand, and the lender that is a signatory to this Agreement (the “Lender”), on the other hand.

Recitals

WHEREAS, the Borrower and Lender are parties to that certain Promissory Note, dated as of March 6, 2006 (as amended from time to time, the “Note”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in that certain Securities Purchase Agreement, dated as of February 10, 2006, as amended from time to time (the “Securities Purchase Agreement”) by and among the Borrower and the investors set forth in the schedule attached thereto; and

WHEREAS, on April 12, 2006, the Borrower and Lender entered into that certain Amendment to Promissory Note; and

WHEREAS, the Borrower and the Lender desire to further amend the Note to revise the Additional Closing Date required under the Note in the event the Securities and Exchange Commission (the “SEC”) elects not to review the Information Statement required under the terms of the Note such that such Additional Closing Date shall be June 30, 2006 instead of June 9, 2006.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Note is hereby amended by deleting in its entirety the paragraph appearing below:

“Notwithstanding the foregoing, upon the Maturity Date, if the Additional Closing Date has not occurred on or prior to such date and either (a) (x) the Company has received the SEC Indication of Completion of Review (as defined in the Securities Purchase Agreement) and (y) the Company is using its reasonable best efforts to print the information statement required in connection with the Shareholder Approval (as defined in the Securities Purchase Agreement) (the “Information Statement”) and mail such Information Statement to the Company’s stockholders as promptly as commercially practicable; or (b) (x) the SEC is conducting a full review (which is continuing) of the Information Statement and (y) the Company has used its reasonable best efforts to respond to any comments of the SEC, to cause such Information Statement to become effective, to print such Information Statement and to mail such Information Statement to the Company’s stockholders as promptly as commercially practicable, the Maturity Date shall be extended until the earlier to occur of (i) the date of the Additional Closing Date and (ii) in the case of the scenario described in (a) above, June 9, 2006 and, in the case of the scenario described in (b) above, the earlier to occur of (x) January 1, 2007 and (y) thirty days after the date the Company has received the SEC Indication of Completion of Review.”

And substituting the following therefor:

“Notwithstanding the foregoing, upon the Maturity Date, if the Additional Closing Date has not occurred on or prior to such date and either (a) (x) the Company has received the SEC Indication of Completion of Review (as defined in the Securities Purchase Agreement) and (y) the Company is using its reasonable best efforts to print the information statement required in connection with the Shareholder Approval (as defined in the Securities Purchase Agreement) (the “Information Statement”) and mail such Information Statement to the Company’s stockholders as promptly as commercially practicable; or (b) (x) the SEC is conducting a full review (which is continuing) of the Information Statement and (y) the Company has used its reasonable best efforts to respond to any comments of the SEC, to cause such Information Statement to become effective, to print such Information Statement and to mail such Information Statement to the Company’s stockholders as promptly as commercially practicable, the Maturity Date shall be extended until the earlier to occur of (i) the date of the Additional Closing Date and (ii) in the case of the scenario described in (a) above, June 30, 2006 and, in the case of the scenario described in (b) above, the earlier to occur of (x) January 1, 2007 and (y) thirty days after the date the Company has received the SEC Indication of Completion of Review.”

2. Except as specifically amended hereby, the Note is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

3. The Borrower shall reimburse Lender or its designee(s) (in addition to any other expense amounts paid to Lender prior to the date hereof) for the reasonable costs and expenses of such Lender incurred in connection with the execution of this Amendment and any ancillary documents related thereto, which amount shall be in addition to any amounts payable pursuant to Section 4(g) of the Securities Purchase Agreement.

4. On or before 8:30 a.m., New York Time, on the third (3rd) Business Day following the date of this Amendment, the Borrower shall file a Current Report on Form 8-K or the Borrower’s Annual Report on Form 10-Q for the fiscal quarter ended March 31, 2006 (the “Disclosure Report”) describing the terms of the Amendment in the form required by the 1934 Act and attaching the Amendment (or a form thereof). From and after the filing with the SEC of the Disclosure Report, and as to the Guardian Information, on or after such information is made public, which shall occur by no later than May 22, 2006, the Borrower shall have disclosed any material nonpublic information delivered to the Lenders by the Borrower or any of its Subsidiaries, or any of their respective officers, directors, employees or agents.

5. The Note to which this Amendment relates is one of an issue of Notes issued pursuant to the Securities Purchase Agreement (collectively, the “Notes” and such other Notes, the “Other Notes”); and the execution of Amendments of substantially similar form and substance hereof relating to each of the outstanding Other Notes outstanding and the satisfaction of any conditions to effectiveness contained therein shall be a condition to the effectiveness of this Amendment.

6. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

8. The obligations of Lender under any Transaction Document (as defined in the Securities Purchase Agreement) are several and not joint with the obligations of any other Lender under the Notes, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by Lender pursuant hereto or thereto, shall be deemed to constitute Lender and the lenders under the Other Notes (collectively, the “Lenders”) as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Borrower acknowledges that the Lenders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Lender confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Lender under the Notes shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the Lender and the Borrower have caused their respective signature page to this Second Amendment to Promissory Note to be duly executed as of the date first written above.

BORROWER:

DEVCON INTERNATIONAL CORP.

By:	/s/ Stephen J. Ruzika
Name:	Stephen J. Ruzika
Title:	Chief Executive Officer and President

IN WITNESS WHEREOF, the Lender and the Borrower have caused their respective signature page to this Second Amendment to Promissory Note to be duly executed as of the date first written above.

LENDER:

CASTLERIGG MASTER INVESTMENTS LTD.

By:	/s/ Timothy O’Brien
Name:	Timothy O’Brien
Title:	Chief Financial Officer

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